00147523

Homestead Funds, Inc.

Supplement Dated June 18, 2015
to the Prospectus Dated May 1, 2015

This supplement revises certain information regarding the Daily Income Fund (the “Fund”), a series of Homestead Funds, Inc., contained in the above-referenced Prospectus. Please read this supplement carefully and keep it with your Prospectus for future reference. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds, Inc.’s website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

On July 23, 2014, the Securities and Exchange Commission adopted final amendments to Rule 2a-7 (the “Rule”) of the Investment Company Act of 1940, as amended (the “1940 Act”), which governs money market funds (“MMFs”). As part of the amendment, on or before October 14, 2016, every fund relying on Rule 2a-7 must classify itself as a retail MMF, a government MMF or an institutional government MMF, and structure its investments and objectives to meet the definition of the selected fund type, as detailed in the Rule. Retail MMFs and government MMFs are permitted to continue to utilize amortized cost to value their portfolios and offer shares at a stable net asset value of $1.00 per share. Retail MMFs are only available to natural person investors.

On June 17, 2015, the Homestead Funds Board of Directors, after carefully reviewing the MMF options available, unanimously approved the conversion of the Fund to a government MMF. Accordingly, the Fund, on or before October 14, 2016, will change its principal investment strategy to invest at least 99.5% of its total assets in U.S. government securities, repurchase agreements fully collateralized by U.S. government securities, and cash. No sooner than 60 days after the date of this supplement, the Fund will begin to transition its portfolio to meet this investment strategy.

The Rule also requires that the Board of Directors consider whether the imposition of liquidity fees on redemptions and/or redemption gates (“fees and gates”) in the event the Fund’s liquid weekly assets were to fall below a designated threshold are in the best interest of the Fund. Liquidity fees and redemption gates are optional for government MMFs. On June 17, 2015, the Board of Directors determined that fees and gates were not in the best interest of the Fund, and as such, no fees and gates will be applied to the Fund.

The Fund’s name and fundamental investment objective of earning current income and maintaining a stable net asset value of $1.00 per share will not change.